UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 5, 2003

Commission file number: 0-22732

PACIFIC CREST CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	95-4437818
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

30343 Canwood Street Agoura Hills, California	91301
(Address of principal executive offices)	(Zip Code)

(818) 865-3300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.                                                           Other Events.

Pacific Crest Capital, Inc., a Delaware corporation (the “Registrant”), has announced that Gary Wehrle, Chairman and CEO, is scheduled to participate in a panel discussion entitled “California Commercial Real Estate” at the March 5, 2003 West Coast Financial Services Conference sponsored by Sandler O’Neill and Partners (the “Sandler Conference”).

Item 7.                                                           Financial Statements and Exhibits.

(c)       Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release of Registrant dated February 28, 2003 announcing the Sandler Conference.

99.2	Slide presentation prepared by Registrant that is being made available to attendees at the Sandler Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Crest Capital, Inc.
(Registrant)

Date: March 3, 2003	By:	/s/ ROBERT J. DENNEN
Robert J. Dennen
Senior Vice President and Chief Financial Officer